Exhibit 99.1

Sonic Automotive, Inc. Profits up 46%

Record Revenues Exceed Industry Growth; SG&A at 4 Year Low

CHARLOTTE, N.C. – February 28, 2012 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported 2011 fourth quarter adjusted earnings from continuing operations of $25.4 million for a 46% increase over the prior year adjusted results. Adjusted earnings per diluted share increased 43% to $0.43 compared to $0.30 in the prior year quarter. The adjustments for both periods, which include primarily impairment and legal settlement charges in 2011 and income tax benefits and impairment charges in 2010, are detailed further in the attached tables.

For the full year 2011, the Company reported adjusted earnings from continuing operations of $1.39 per diluted share compared to $0.99 per diluted share in the prior year. The adjustments for both periods are detailed further in the attached tables.

2011 Highlights – New retail volume outpaces industry; Record Used Vehicle Growth; Expense leverage continues

•	Total Q4 revenues up 12% over prior year quarter; Up 14% for full year

•	New vehicle retail volume up 15% in Q4; Exceeds industry growth of 10%

•	Used vehicle volume up 11% for the quarter; Up 14% for full year; Record annual sales volume

•	Parts and Service revenue up 3% in Q4; Up 5% for full year; Record sales volume

•	Adjusted SG&A to gross profit down 220 bps to 76.6% for the quarter

Commenting on the overall results, Jeff Dyke, the Company’s EVP of Operations noted, “Our new and used volume growth continues to exceed industry averages as our team implements our operating playbook strategy. Our team’s focus on used car processes has produced double-digit volume growth for 11 consecutive quarters. This translates into a 15% compound annual growth rate over the last 4 years. We continue to believe there are significant future growth opportunities throughout the business as we continue the implementation of our strategic initiatives. The top line growth continued to drive incremental gross profit dollars which allowed us to further leverage our expense structure with fourth quarter adjusted SG&A to gross profit coming in at 76.6% which is the lowest level in several years.”

2012 Outlook

Commenting on the fourth quarter and the 2012 outlook, B. Scott Smith, the Company’s President, said, “Sonic Automotive wrapped up one of the strongest years in our Company’s history. We have proven that our single-minded focus on delivering predictable, repeatable and sustainable processes through our Playbooks, coupled with our culture and plain, old-fashioned teamwork can produce superior results without the integration risk of acquisitions. We expect to see continued steady growth in the automotive retailing sector and are targeting 2012 new vehicle industry volume of 13.5 million units. We currently expect earnings per share from continuing operations of between $1.55 and $1.65 for the full year 2012. We will have further comments on our 2012 outlook on our earnings call later today.”

Fourth Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company”, then “Investor Relations”, then “Earnings Conference Calls”.

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations”.

A live audio of the call will be accessible to the public by calling (877) 791-3416. International callers dial (706) 643-0958. Callers should dial in approximately 10 minutes before the call begins.

A conference call replay will be available one hour following the call for seven days and can be accessed by calling: 800-585-8367, Conference ID: 14200, International callers dial (404) 537-3406.

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to growth in new and used vehicle sales, future success and impacts from the implementation of our strategic initiatives, future new vehicle industry volume and expected earnings per share. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2010 and the quarterly report on Form 10-Q for the quarter ending September 30, 2011. The Company does not undertake any obligation to update forward-looking information.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands, except per share, unit data and percentage amounts)

This release contains certain non-GAAP financial measures as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations, related earnings per share data and adjusted EBITDA. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Three Months Ended December 31,			Three Months Ended December 31,
	2011 As Reported	2011 Adjustments	2011 As Adjusted	2010 As Reported	2010 Adjustments	2010 As Adjusted
Revenues
New retail vehicles	$1,134,337	$—	$1,134,337	$975,849	$—	$975,849
Fleet vehicles	51,335	—	51,335	58,363	—	58,363

Total new vehicles	1,185,672	—	1,185,672	1,034,212	—	1,034,212
Used vehicles	488,152	—	488,152	437,258	—	437,258
Wholesale vehicles	48,141	—	48,141	40,705	—	40,705

Total vehicles	1,721,965	—	1,721,965	1,512,175	—	1,512,175
Parts, service and collision repair	292,400	—	292,400	285,357	—	285,357
Finance, insurance and other	56,433	—	56,433	47,361	—	47,361

Total revenues	2,070,798	—	2,070,798	1,844,893	—	1,844,893
Total gross profit	305,295	—	305,295	284,525	—	284,525
Selling, general and administrative expenses	(240,779)	6,816	(233,963)	(224,155)	—	(224,155)
Impairment charges	(991)	991	—	(117)	117	—
Depreciation and amortization	(10,586)	—	(10,586)	(9,381)	—	(9,381)

Operating income (loss)	52,939	7,807	60,746	50,872	117	50,989
Interest expense, floor plan	(4,871)	—	(4,871)	(5,921)	—	(5,921)
Interest expense, other, net	(14,697)	—	(14,697)	(15,319)	—	(15,319)
Interest expense, non-cash, convertible debt	(1,574)	—	(1,574)	(1,739)	—	(1,739)
Interest expense / amortization, non-cash, cash flow swaps	(161)	—	(161)	519	(519)	—
Other income (expense), net	(277)	—	(277)	(3)	—	(3)

Income (loss) from continuing operations before taxes	31,359	7,807	39,166	28,409	(402)	28,007
Provision for income taxes - benefit (expense)	(10,988)	(2,733)	(13,721)	37,409	(48,006)	(10,597)

Income (loss) from continuing operations	20,371	5,074	25,445	65,818	(48,408)	17,410
Income (loss) from discontinued operations	167	284	451	(1,464)	602	(862)

Net income (loss)	$20,538	$5,358	$25,896	$64,354	$(47,806)	$16,548

Diluted:
Weighted average common shares outstanding	64,467	—	64,467	66,042	—	66,042
Earnings (loss) per share from continuing operations	$0.35	$0.08	$0.43	$1.02	$(0.72)	$0.30
Earnings (loss) per share from discontinued operations	—	—	—	(0.02)	—	(0.02)

Earnings (loss) per share	$0.35	$0.08	$0.43	$1.00	$(0.72)	$0.28

Gross Margin Data (Continuing Operations):
New retail vehicles	6.2%		6.2%	6.5%		6.5%
Fleet vehicles	3.3%		3.3%	3.5%		3.5%
Total new vehicles	6.1%		6.1%	6.3%		6.3%
Used vehicles	7.1%		7.1%	7.3%		7.3%
Wholesale vehicles	(2.2%)		(2.2%)	(2.7%)		(2.7%)
Parts, service and collision repair	49.1%		49.1%	49.4%		49.4%
Finance, insurance and other	100.0%		100.0%	100.0%		100.0%
Overall gross margin	14.7%		14.7%	15.4%		15.4%
SG&A Expenses (Continuing Operations):
Personnel	$139,217			$130,467
Advertising	12,114			10,463
Rent and rent related	30,648			32,204
Other	58,800			51,021

Total	$240,779	$(6,816)	$233,963	$224,155	$—	$224,155
SG&A Expenses as % of Gross Profit	78.9%		76.6%	78.8%		78.8%
Operating Margin %	2.6%		2.9%	2.8%		2.8%
Unit Data (Continuing Operations):
New retail units	30,928			27,011
Fleet units	1,940			2,289

Total new units	32,868			29,300
Used units	23,880			21,429
Wholesale units	7,304			6,501
Other Data:
Continuing Operations revenue percentage changes:
New retail vehicles	16.2%			20.2%
Fleet vehicles	(12.0%)			14.9%
Total new vehicles	14.6%			19.9%
Used vehicles	11.6%			18.2%
Parts, service and collision repair	2.5%			8.0%
Finance, insurance and other	19.2%			24.2%
Total revenues	12.2%			17.0%

Description of Adjustments:	2011		2010

Continuing Operations:
Lease exit adjustments and legal settlement charges	$6,816		$—
Property impairment charges	991		117
Cash-flow swap ineffectiveness and amortization	—		(519)

Total pre-tax adjustments	$7,807		(402)
Tax effect of above items	(2,733)		152
Valuation allowance recovery	—		(48,158)

Total adjustments	$5,074		$(48,408)

Discontinued Operations:
Lease exit adjustments	$(798)		$859

Total pre-tax adjustments	(798)		859
Tax effect of above items	1,082		(257)

Total adjustments	$284		$602

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands, except per share, unit data and percentage amounts)

This release contains certain non-GAAP financial measures as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations, related earnings per share data and adjusted EBITDA. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Year Ended December 31,			Year Ended December 31,
	2011 As Reported	2011 Adjustments	2011 As Adjusted	2010 As Reported	2010 Adjustments	2010 As Adjusted
Revenues
New retail vehicles	$4,037,066	$—	$4,037,066	$3,438,988	$—	$3,438,988
Fleet vehicles	223,204	—	223,204	207,212	—	207,212

Total new vehicles	4,260,270	—	4,260,270	3,646,200	—	3,646,200
Used vehicles	2,037,348	—	2,037,348	1,776,581	—	1,776,581
Wholesale vehicles	173,569	—	173,569	149,041	—	149,041

Total vehicles	6,471,187	—	6,471,187	5,571,822	—	5,571,822
Parts, service and collision repair	1,181,643	—	1,181,643	1,128,054	—	1,128,054
Finance, insurance and other	218,444	—	218,444	180,968	—	180,968

Total revenues	7,871,274	—	7,871,274	6,880,844	—	6,880,844
Total gross profit	1,209,119	—	1,209,119	1,114,678	—	1,114,678
Selling, general and administrative expenses	(952,436)	6,816	(945,620)	(896,697)	647	(896,050)
Impairment charges	(1,151)	1,151	—	(249)	249	—
Depreciation and amortization	(40,684)	—	(40,684)	(35,110)	—	(35,110)

Operating income (loss)	214,848	7,967	222,815	182,622	896	183,518
Interest expense, floor plan	(19,639)	—	(19,639)	(21,536)	—	(21,536)
Interest expense, other, net	(60,682)	—	(60,682)	(63,343)	1,464	(61,879)
Interest expense, non-cash, convertible debt	(6,724)	—	(6,724)	(6,914)	—	(6,914)
Interest expense / amortization, non-cash, cash flow swaps	(760)	—	(760)	(4,883)	4,883	—
Other income (expense), net	(1,014)	—	(1,014)	(7,525)	7,665	140

Income (loss) from continuing operations before taxes	126,029	7,967	133,996	78,421	14,908	93,329
Provision for income taxes - benefit (expense)	(48,382)	(3,059)	(51,441)	17,504	(53,985)	(36,481)

Income (loss) from continuing operations	77,647	4,908	82,555	95,925	(39,077)	56,848
Income (loss) from discontinued operations	(1,393)	(387)	(1,780)	(5,996)	625	(5,371)

Net income (loss)	$76,254	$4,521	$80,775	$89,929	$(38,452)	$51,477

Diluted:
Weighted average common shares outstanding	65,464	—	65,464	65,794	—	65,794
Earnings (loss) per share from continuing operations	$1.31	$0.08	$1.39	$1.58	$(0.59)	$0.99
Earnings (loss) per share from discontinued operations	(0.02)	(0.01)	(0.03)	(0.09)	0.01	(0.08)

Earnings (loss) per share	$1.29	$0.07	$1.36	$1.49	$(0.58)	$0.91

Gross Margin Data (Continuing Operations):
New retail vehicles	6.5%		6.5%	6.7%		6.7%
Fleet vehicles	3.2%		3.2%	3.0%		3.0%
Total new vehicles	6.3%		6.3%	6.5%		6.5%
Used vehicles	7.2%		7.2%	7.9%		7.9%
Wholesale vehicles	(3.3%)		(3.3%)	(3.4%)		(3.4%)
Parts, service and collision repair	49.1%		49.1%	49.8%		49.8%
Finance, insurance and other	100.0%		100.0%	100.0%		100.0%
Overall gross margin	15.4%		15.4%	16.2%		16.2%
SG&A Expenses (Continuing Operations):
Personnel	$554,378			$524,972
Advertising	53,311			46,908
Rent and rent related	124,917			129,354
Other	219,830			195,463

Total	$952,436	$(6,816)	$945,620	$896,697	$(647)	$896,050
SG&A Expenses as % of Gross Profit	78.8%		78.2%	80.4%		80.4%
Operating Margin %	2.7%		2.8%	2.7%		2.7%
Unit Data (Continuing Operations):
New retail units	114,132			98,820
Fleet units	8,626			8,331

Total new units	122,758			107,151
Used units	102,874			90,290
Wholesale units	26,630			24,128
Other Data:
Continuing Operations revenue percentage changes:
New retail vehicles	17.4%			14.1%
Fleet vehicles	7.7%			(3.6%)
Total new vehicles	16.8%			12.9%
Used vehicles	14.7%			22.4%
Parts, service and collision repair	4.8%			5.2%
Finance, insurance and other	20.7%			17.0%
Total revenues	14.4%			13.6%

Description of Adjustments:	2011		2010

Continuing Operations:
Hail storm related expenses	$—		$647
Lease exit adjustments and legal settlement charges	6,816		—
Property impairment charges	1,151		249
Cash-flow swap ineffectiveness and amortization	—		4,883
Debt restructuring charges	—		1,464
Loss on debt extinguishment	—		7,665

Total pre-tax adjustments	$7,967		$14,908
Tax effect of above items	(3,059)		(5,827)
Valuation allowance recovery	—		(48,158)

Total adjustments	$4,908		$(39,077)

Discontinued Operations:
Lease exit adjustments	$(798)		$859

Total pre-tax adjustments	$(798)		$859
Tax effect of above items	411		(234)

Total adjustments	$(387)		$625

Sonic Automotive, Inc.

Earnings Per Share Reconciliation (Unaudited)

(In thousands, except per share data)

	Three Months Ended December 31, 2011
		Income From Continuing Operations		Loss From Discontinued Operations		Net Income
As Reported:	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
Earnings (loss) and shares	52,194	$20,371		$167		$20,538
Effect of participating securities:
Non-vested restricted stock and stock units	—	(266)		—		(266)

Basic earnings (loss) and shares	52,194	$20,105	$0.39	$167	$—	$20,272	$0.39
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	11,713	2,330		—		2,330
Stock compensation plans	560

Diluted earnings (loss) and shares	64,467	$22,435	$0.35	$167	$—	$22,602	$0.35

Adjustments (net of tax):
Lease exit adjustments and legal settlement charges		$4,430	$0.07	$284	$—	$4,714	$0.07
Property impairment charges		644	0.01	—	—	644	0.01

Total adjustments		$5,074	$0.08	$284	$—	$5,358	$0.08
Adjusted:

Diluted earnings (loss) per share			$0.43		$—		$0.43

	Three Months Ended December 31, 2010
		Income From Continuing Operations		Loss From Discontinued Operations		Net Income
As Reported:	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
Earnings (loss) and shares	52,401	$65,818		$(1,464)		$64,354
Effect of participating securities:
Non-vested restricted stock and stock units	—	(630)		—		(630)

Basic earnings (loss) and shares	52,401	$65,188	$1.24	$(1,464)	$(0.02)	$63,724	$1.22
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	12,890	2,313		3		2,316
Stock compensation plans	751

Diluted earnings (loss) and shares	66,042	$67,501	$1.02	$(1,461)	$(0.02)	$66,040	$1.00

Adjustments (net of tax):
Property impairment charges		$73	$—	$—	$—	$73	$—
Cash-flow swap ineffectiveness and amortization		(323)	—	—	—	(323)	—
Lease exit adjustments		—	—	602	—	602	—
Valuation allowance recovery		(48,158)	(0.72)	—	—	(48,158)	(0.72)

Total adjustments		$(48,408)	$(0.72)	$602	$—	$(47,806)	$(0.72)
Adjusted:

Diluted earnings (loss) per share			$0.30		$(0.02)		$0.28

Sonic Automotive, Inc.

Earnings Per Share Reconciliation (Unaudited)

(In thousands, except per share data)

	Year Ended December 31, 2011
		Income From Continuing Operations		Loss From Discontinued Operations		Net Income
As Reported:	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
Earnings (loss) and shares	52,358	$77,647		$(1,393)		$76,254
Effect of participating securities:
Non-vested restricted stock and stock units	—	(958)		—		(958)

Basic earnings (loss) and shares	52,358	$76,689	$1.46	$(1,393)	$(0.02)	$75,296	$1.44
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	12,517	9,300		—		9,300
Stock compensation plans	589

Diluted earnings (loss) and shares	65,464	$85,989	$1.31	$(1,393)	$(0.02)	$84,596	$1.29

Adjustments (net of tax):
Lease exit adjustments and legal settlement charges		$4,199	$0.07	$(387)	$(0.01)	$3,812	$0.06
Property impairment charges		709	0.01	—	—	709	0.01

Total adjustments		$4,908	$0.08	$(387)	$(0.01)	$4,521	$0.07
Adjusted:

Diluted earnings (loss) per share			$1.39		$(0.03)		$1.36

	Year Ended December 31, 2010
		Income From Continuing Operations		Loss From Discontinued Operations		Net Income
As Reported:	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
Earnings (loss) and shares	52,214	$95,925		$(5,996)		$89,929
Effect of participating securities:
Non-vested restricted stock and stock units	—	(921)		—		(921)

Basic earnings (loss) and shares	52,214	$95,004	$1.82	$(5,996)	$(0.12)	$89,008	$1.70
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	12,890	9,022		31		9,053
Stock compensation plans	690

Diluted earnings (loss) and shares	65,794	$104,026	$1.58	$(5,965)	$(0.09)	$98,061	$1.49

Adjustments (net of tax):
Hail storm related expenses		$394	$—	$—	$—	$394	$—
Property impairment charges		152	—	—	—	152	—
Cash-flow swap ineffectiveness and amortization		2,974	0.05	—	—	2,974	0.05
Debt restructuring charges		892	0.01	—	—	892	0.01
Loss on debt extinguishment		4,669	0.07	—	—	4,669	0.07
Lease exit adjustments		—	—	625	0.01	625	0.01
Valuation allowance recovery		(48,158)	(0.72)	—	—	(48,158)	(0.72)

Total adjustments		$(39,077)	$(0.59)	$625	$0.01	$(38,452)	$(0.58)
Adjusted:

Diluted earnings (loss) per share			$0.99		$(0.08)		$0.91